WANGER ADVISORS TRUST

Wanger International Select

Wanger International Small Cap

Wanger Select

Wanger U.S. Smaller Companies

(the “Funds”)

Supplement dated November 19, 2007 to the

Prospectuses dated May 1, 2007

Effective immediately, paragraph five of the section in the Funds’ prospectuses entitled “Fund Policy on Trading of Fund Shares” is replaced in its entirety with the following:

Purchases, redemptions and exchanges made through the Columbia Funds’ Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit does not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions, including rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.